Exhibit 99.1

Vireo Growth Inc. Enters into Definitive Agreement

to Acquire Certain Assets of PharmaCann Inc.

Acquired assets further optimize Vireo’s operating footprint in Colorado with addition of 17 dispensaries

Transaction expands Vireo’s leadership position in the Colorado retail market with 41 total dispensaries

Parties also enter into Management Services Agreement through closing which is expected in 1H’26

MINNEAPOLIS – December 16, 2025 – Vireo Growth Inc. (“Vireo”) (CSE: VREO; OTCQX: VREOF) (“Vireo” or the “Company”) today announced that it and its subsidiary Vireo Health, Inc. have entered into an Asset Purchase Agreement (“APA”) to acquire certain retail assets and properties of PharmaCann Inc. in the State of Colorado. The transaction will expand Vireo’s position in Colorado’s adult-use retail market to 41 total active dispensaries, and is subject to satisfaction of closing conditions and state and local regulatory approvals.

Total consideration for the acquired assets and property will be approximately $49.0 million, payable in subordinate voting shares of the Company at closing, as well as the assumption of certain liabilities. The share consideration payable in the transaction will be subject to adjustment based on inventory levels and trade payables of the acquired dispensaries, as well as the occurrence of certain other events by the closing date. The share consideration will be subject to customary resale restrictions under Canadian securities law and hold period under the rules of the Canadian Securities Exchange. Vireo also announced one of Vireo’s subsidiaries has entered into a Management Services Agreement with the sellers pursuant to which one of Vireo’s subsidiaries will provide management services to operate the acquired dispensaries through closing, upon necessary regulatory approvals. The transaction is expected to close during the first half of calendar year 2026.

Chief Executive Officer John Mazarakis commented, “We are pleased to announce this transaction which reflects the continuation of our strategy to continue growing our business through accretive M&A. This transaction will complement our other recently acquired assets in Colorado.”

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s future M&A strategy and optimization of all areas of the Company’s business; expectations around the proposed transactions involving PharmaCann Inc. and its assets, including the anticipated timing of the closing thereof and the potential complementary nature of such transaction to Vireo’s other recently acquired assets in Colorado. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10 K and our Quarterly Reports on Form 10 Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks involved with the adverse impact of the transactions contemplated by the APA on the Company’s business, financial condition, and results of operations; the Company’s ability to successful consummate the transactions contemplated by the APA; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the transactions contemplated by the APA; the effects of the transactions contemplated by the APA on the Company and the interests of various constituents; risks and uncertainties associated with the transactions contemplated by the APA, some of which are beyond the Company’s control; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10 K and Quarterly Reports on Form 10 Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.